UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2023
Date of Report (Date of earliest event reported)

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6940 Columbia Gateway Dr., Suite 470, Columbia, MD 21046
(Address of principal executive offices and zip code)
(410) 970-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GVP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on November 4, 2022, GSE Systems, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that, based upon the closing bid price of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for the prior 30 consecutive business days, the Company was not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on the Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided a grace period of 180 days, or until May 3, 2023, to regain compliance with the Minimum Bid Price Requirement. On April 19, 2023, the Company submitted a request to Nasdaq for an additional 180-day extension to regain compliance with the Minimum Bid Price Requirement. On May 4, 2023, the Company received a letter from Nasdaq advising that the Company had been granted a 180-day extension to October 30, 2023 to regain compliance with the Minimum Bid Price Requirement, in accordance with Nasdaq Listing Rule 5810(c)(3)(A).

On October 25, 2023, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of Delaware to effect a ten-for-one reverse stock split (the “Reverse Stock Split”) of the Common Stock. The Reverse Stock Split went effective at 12:01 a.m. Eastern Time on October 30, 2023, and the Common Stock was quoted on the Nasdaq Capital Market on a post-split basis at the open of business on October 30, 2023. Due to the nature of the Minimum Bid Price Requirement, however, the Company was required to have effectuated the Reverse Stock Split not later than ten business or trading days prior to October 30, 2023, or October 17, 2023. While the Company effectuated the reverse stock split by October 30, 2023, due to an administrative oversight, the Company failed to satisfy this earlier deadline.
On October 31, 2023, the Company received a telephone call from the staff of Nasdaq notifying the Company that, due to the Company’s failure to effectuate the Reverse Stock Split by October 17, 2023, and to establish ten trading dates to satisfy the Minimum Bid Price Requirement, the Company failed to establish compliance with the Minimum Bid Price Requirement per Nasdaq Listing Rule 5550(a)(2). Nasdaq followed with a written staff determination letter dated October 31, 2023 (the “Staff Determination”), which provides that the Company had not regained compliance with the Minimum Bid Price Requirement and, as a result, unless the Company requests a timely appeal of the Staff Determination, the Company’s securities would be delisted.

On November 1, 2023, the Company submitted a timely appeal and request for hearing before a Nasdaq Hearings Panel (the “Panel”) to appeal the Staff Determination (the “Appeal”). The Company noted for the Panel that the Company has already effectuated the Reverse Stock Split and has satisfied the Minimum Bid Price Requirement through the submission of the Appeal.

On November 2, 2023, the Company received a letter from the Panel (the “Panel Letter”) establishing a February 1, 2024 date for the hearing and stating that the delisting action referenced in the Staff Determination letter would be stayed pending a final written decision by the Panel.

While there can be no assurance that the Company will ultimately regain and sustain compliance for listing of its securities on Nasdaq, the Company expects that if it continues to meets the Minimum Bid Price Requirement through November 10, 2023, no further action will be taken by Nasdaq, the Staff Determination may be withdrawn at the discretion of the Nasdaq staff and the hearing scheduled before the Panel would become moot.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made these forward-looking statements in reliance on the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “at that time,” “expects,” “intends,” “may,” “remain,” “seeking,” “will,” “would,” or the negative of these terms and other similar terminology. Forward-looking statements in this report include statements about whether the Company’s common stock will remain listed on the Nasdaq, future events pertaining to the Minimum Bid Price Requirement, the Appeal, and events and circumstances that would result in the Staff Determination being withdrawn. These and other forward-looking statements are predictions and projections about future events based on the Company’s current expectations, objectives, and intentions and are premised on current assumptions. Actual outcomes could be materially different than those expressed, implied, or anticipated by forward-looking statements due to a variety of factors, including, but not limited to: market conditions and their impact on the Company’s trading price on Nasdaq and other important factors discussed in Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 17, 2023 (its Annual Report) and its subsequent reports on Forms 10-Q and 8-K filed with the SEC. Any forward-looking statements made by the Company in this Current Report on Form 8-K are based only on currently available information and speak only as of the date of this report. Except as otherwise required by securities and other applicable laws, the Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

By:

/s/ Emmett Pepe
Emmet Pepe
Chief Financial Officer
November 3, 2023